UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 15, 2008

COMCAM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

1-15165 (Commission File Number)	98-0208402 (IRS Employer Identification Number)

Don Gilbreath, Chief Executive Officer

1140 McDermott Drive, Suite 200, West Chester, Pennsylvania 19380

     (Address of principal executive offices)

     (610) 436-8089
     (Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    •     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   •     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________________________________________________

ITEM 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers _____________________________________________________________________________________

(c)          Effective December 12, 2008, the Company’s board of directors appointed Joseph Meuse as the chief operating officer of ComCam, Inc. (“Company”).

Mr. Meuse is the founder and president of Belmont Partners, an international financial consulting firm that specializes in reverse merger transactions between “shell vehicles” and operating companies. He is also the co-owner of PacWest LLC, a registered stock transfer agency representing 100 publicly traded companies and a principal of Global Filings, a company that provides Edgarizing services. Mr. Meuse has 13 years of financial management and advisory experience and holds Series 7, 24 and 6 licenses.

There is no family relationship between Mr. Meuse and the board of directors.

Mr. Meuse has had no related party transactions with the Company within the last two years.

The Company has not entered into any employment agreements in connection with Mr. Meuse’s appointments. Further, Mr. Meuse is not party to any material plan, contract or arrangement for any equity grants or awards with the Company.

_____________________________________________________________________________________

SIGNATURE

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ComCam, Inc.

Signature                                   Date

By: /s/ Don Gilbreath                       December 15, 2008

                     Name: Don Gilbreath
                     Title: Chief Executive Officer

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